Exhibit 10.22D

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

NINTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK, L.L.C.

This Ninth Amendment (the “Amendment”) is executed by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and DISH Network, L.L.C., formerly known as EchoStar Satellite L.L.C., a Colorado limited liability company (“Customer”). The Effective Date of this Amendment is the date last signed below. CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2151185) dated December 1, 2005, as amended (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.	The parties hereby acknowledge that, effective February 29, 2008, EchoStar Satellite, L.L.C. changed its name to DISH Network, L.L.C. Further, the parties agree that DISH Network, L.L.C. will assume the rights and obligations under the Agreement and all references to EchoStar Satellite L.L.C. in the Agreement shall be changed to DISH Network, L.L.C.

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[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK, L.L.C. (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Shannon Picchione	By:	/s/ Robert M. Scott
Name:	Shannon Picchione	Name:	Robert M. Scott
Title:	Vice President	Title:	Chief Operating Officer
Date:	September 4, 2008	Date:	September 8, 2008

#2297484	Page 2 of 2	9/3/08

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES